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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K/A
                                Amendment No. 2

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 1, 2000


                              Aries Ventures Inc.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)


            Nevada                  0-14136             84-0987840
        ---------------          ------------        ----------------
       (State or other           (Commission         (I.R.S. Employer
       jurisdiction of           File Number)         Identification
       incorporation)                                     Number)


      28720 Canwood Street, Suite 207, Agoura Hills, California   91301
     --------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (818) 879-6501


                               Casmyn Corp.
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On June 1, 2000, the United States Bankruptcy Court approved and entered an Order Authorizing Non-Material Modification of Debtor's Second Amended Chapter 11 Plan of Reorganization (the "Order"). The Debtor, Casmyn Corp., a Colorado corporation, is now known as Aries Ventures Inc., a Nevada corporation, and is referred to herein as the "Company". The Debtor's Second Amended Chapter 11 Plan of Reorganization (the "Plan") was confirmed by the United States Bankruptcy Court on March 31, 2000 and became effective on April 11, 2000. The Order authorized the Company to bypass the issuance of the New Goldco Warrants as provided for in the Plan, and instead to issue and distribute to its shareholders all or a majority of the common stock of the Company's wholly-owned subsidiary that owns the Company's mining investments and properties.

     On May 18, 2000, the name of the Company's subsidiary incorporated in the state of Nevada that owns the Company's mining investments and properties was changed from Goldco Ltd. to Resource Ventures, Inc.

     As a result of the foregoing, the Company's Board of Directors has authorized the spin-off of all of the shares of common stock of Resource Ventures, Inc. effective July 1, 2000, to the Company's shareholders of record on April 11, 2000. Accordingly, shareholders entitled to exchange their old securities for new securities pursuant to the Plan will receive one share of common stock and one common stock purchase warrant (hereinafter designated as the "Series A" warrants) in Aries Ventures Inc. and in Resource Ventures, Inc., respectively.

     The Order Authorizing Non-Material Modification of Debtor's Second Amended Chapter 11 Plan of Reorganization is attached hereto as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

        (c)  Exhibits:

Exhibit
Number         Description
------         -----------
 2.1           Order Authorizing Non-Material Modification of Debtor's Second
               Amended Chapter 11 Plan of Reorganization


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Aries Ventures Inc.
                                              ------------------------
                                                    (Registrant)



Date:  June 19, 2000                     By:  /s/ ROBERT N. WEINGARTEN
                                              ------------------------
                                              Robert N. Weingarten
                                              Chief Financial Officer





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